UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 26, 2005

Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-21287	95-3732595
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

2381 Rosecrans Avenue
El Segundo, CA 90245

(Address of principal executive offices) (Zip Code)

(310) 536-0908

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 26, 2005, we issued a press release, which sets forth our results of operations for the quarter ended April 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1 Press release of the Registrant dated May 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2005	By:	\s\ William R. Neil

William R. Neil
Vice President of Finance and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of the Registrant dated as of May 26, 2005

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